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P:\sea\1602sea9\original\EX4-1.DOC

Seattle

P:\sea\1602sea9\original\EX4-1.DOC

Seattle

                                                                     Exhibit 4.1


------                          GLOBAL MEDIA CORP                        ------
NUMBER                                                                   SHARES
------         INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA        ------
           200,000,000 SHARES COMMON STOCK AUTHORIZED $.001 PAR VALUE

This                                                             SIP 37935A 109

certifies                                                     SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

that

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                               GLOBAL MEDIA CORP.

  transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation,
                          as now or hereafter amended.

    This certificate is not valid unless countersigned by the Transfer Agent.

  WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

                                [CORPORATE SEAL]
                                                  ------------------------------
                                                  PRESIDENT/
                                                  SECRETARY

                                                  COUNTERSIGNED
                                                  PACIFIC STOCK TRANSFER COMPANY
                                                  P.O. Box 93385
                                                  Las Vegas, NV 89193

                                                  By
                                                    ----------------------------
                                                       AUTHORIZED SIGNATURE


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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT.......Custodian.......
TEN ENT - as tenants by the entireties                  (Cust)          (Minor)
JT TEN  - as joint tenants with the right of  Act...............................
          with the right of survivorship                (State)
          and not as tenants in common

    Additional abbreviations may also be used through not in the above list.

FOR VALUE RECEIVED,                       HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-------------------------------------------------------------------------------,
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED___________________________________

X_______________________________________________________________________________

              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

                             TRANSFER FEE WILL APPLY